UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4173

John Hancock Investors Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer
601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

Item 1. Schedule of Investments.

John Hancock
MUTUAL FUNDS

John Hancock
Investors Trust

Annual Report
10.31.11

Ticker | **JHI**

Management’s discussion of

Fund performance

By John Hancock Asset Management a division of Manulife Asset Management (US) LLC

U.S. bonds posted positive returns for the 12 months ended October 31, 2011. Bonds generated mixed results during the first half of the period as improving economic conditions provided a lift to corporate bonds and commercial mortgage-backed securities, while the threat of rising inflation put downward pressure on Treasury bonds. During the last six months, a marked slowdown in global economic activity and worsening sovereign debt problems in Europe led to a flight to quality and liquidity, with higher-quality bonds leading the advance amid a powerful shift toward risk aversion. In particular, investors flocked to the relative safety of the Treasury market, sending Treasury yields down to historically low levels. For the full 12 months, investment-grade corporate bonds posted the best returns, while mortgage-backed securities lagged.

For the year ended October 31, 2011, John Hancock Investors Trust produced a total return of 4.90% at net asset value (NAV) and 13.52% at market value. By comparison, the average leveraged closed-end investment-grade bond fund tracked by UBS Securities LLC returned 10.70% at NAV and 7.51% at market value. The Fund’s benchmark, the U.S. Barclays Capital Government/Credit Index, returned 5.26%. The Fund’s underperformance of its benchmark index was largely due to sector allocation, particularly an outsized position in high-yield corporate bonds and an underweight position in Treasury securities. From a credit perspective, the portfolio was equally balanced between investment-grade bonds (mainly mortgage-backed securities and Treasury bonds) and lower-rated securities (mostly corporate bonds).

The best performers among the Fund’s corporate bond holdings included bonds issued by packaging producer Sealed Air Corp. and mining company Rio Tinto Finance USA, Ltd. The Fund also benefited from holdings of zero-coupon Treasury bonds and selected mortgage-backed securities. On the downside, significant detractors included gaming company Greektown Superholdings, trucking company Western Express, Inc. and real estate broker Realogy Holdings, Inc. Outside of the corporate sector, some of the Fund’s interest-only mortgage-backed securities declined as falling interest rates led to increased concerns about higher refinancing activity.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The major factors in the Fund’s performance are interest-rate and credit risk. When interest rates rise, bond prices usually fall. Generally, an increase in the Fund’s average maturity will make it more sensitive to interest-rate risk. Higher-yielding bonds are riskier than lower-yielding bonds, and their value may fluctuate more in response to market conditions. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

6	Investors Trust | Annual report

Portfolio summary

Portfolio Composition[1]

Corporate Bonds	63%	Common Stocks	1%

U.S. Government & Agency Obligations	23%	Convertible Bonds	1%

Collateralized Mortgage Obligations	4%	Term Loans	1%

Foreign Government Obligations	3%	Asset-Backed Securities	1%

Preferred Securities	2%	Short-Term Investments & Other	1%

Sector Composition[1,2]

U.S. Government &		Collateralized Mortgage Obligations	4%
Agency Obligations	23%
		Utilities	3%
Financials	16%
		Foreign Government Obligations	3%
Consumer Discretionary	14%
		Consumer Staples	3%
Energy	9%
		Health Care	1%
Materials	8%
		Asset-Backed Securities	1%
Industrials	7%
		Information Technology	1%
Telecommunication Services	6%
		Short-Term Investments & Other	1%

Quality Distribution[1,3]

AAA	24%	B	19%

AA	2%	CCC & Below	9%

A	9%	Not Rated	3%

BBB	13%	Preferred Securities	2%

BB	18%	Equity	1%

1 As a percentage of the Fund’s total investments on 10-31-11.
2 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.
3 Ratings are from Moody’s Investor Services, Inc. If not available, we have used Standard & Poor’s Corporation’s ratings. In the absence of ratings from these agencies, we have used Fitch, Inc. ratings. “Not Rated” securities are those with no ratings available from these agencies. All ratings are as of 10-31-11 and do not reflect subsequent downgrades or upgrades, if any.

Annual report | Investors Trust	7

Fund’s investments

As of 10-31-11

		Maturity
	Rate (%)	date	Par value	Value

Corporate Bonds 94.56% (62.83% of Total Investments)				$155,279,110

(Cost $154,119,997)

Consumer Discretionary 18.15%				29,800,265

Auto Components 1.13%

Allison Transmission, Inc. (S)	7.125	05-15-19	$550,000	533,487

Allison Transmission, Inc. (S)	11.000	11-01-15	1,000,000	1,052,500

Exide Technologies	8.625	02-01-18	270,000	270,000

Automobiles 0.13%

Chrysler Group LLC/CG Company-Issuer,
Inc. (S)(Z)	8.250	06-15-21	240,000	219,600

Hotels, Restaurants & Leisure 5.64%

CCM Merger, Inc. (S)	8.000	08-01-13	2,145,000	2,037,750

Downstream Development Authority of the
Quapaw Tribe of Oklahoma (S)	10.500	07-01-19	2,000,000	1,920,000

Greektown Superholdings, Inc.	13.000	07-01-15	2,179,000	2,238,923

Jacobs Entertainment, Inc.	9.750	06-15-14	1,000,000	970,000

Landry’s Restaurants, Inc. (Z)	11.625	12-01-15	360,000	381,600

Little Traverse Bay Bands of Odawa Indians (S)(Z)	9.000	08-31-20	328,000	268,960

Mashantucket Western Pequot Tribe (H)(S)	5.912	09-01-21	275,000	133,881

Mashantucket Western Pequot Tribe,
Series A (H)(S)	8.500	11-15-15	2,000,000	105,000

Mohegan Tribal Gaming Authority (Z)	7.125	08-15-14	1,000,000	530,000

Waterford Gaming LLC (S)(Z)	8.625	09-15-14	836,576	311,983

Yonkers Racing Corp. (S)(Z)	11.375	07-15-16	351,000	360,653

Household Durables 0.08%

Standard Pacific Corp.	8.375	05-15-18	140,000	135,100

Leisure Equipment & Products 0.30%

Easton-Bell Sports, Inc. (Z)	9.750	12-01-16	465,000	498,131

Media 7.89%

AMC Entertainment, Inc. (Z)	8.750	06-01-19	350,000	370,125

CCH II LLC/CCH II Capital Corp.	13.500	11-30-16	841,501	969,830

Cinemark USA, Inc.	7.375	06-15-21	365,000	364,088

Cinemark USA, Inc. (Z)	8.625	06-15-19	245,000	265,825

Clear Channel Communications, Inc.	10.750	08-01-16	1,385,000	1,011,050

Clear Channel Communications, Inc., PIK	11.000	08-01-16	1,806,617	1,214,950

Clear Channel Worldwide Holdings, Inc.	9.250	12-15-17	100,000	108,000

Clear Channel Worldwide Holdings, Inc.,
Series B	9.250	12-15-17	395,000	428,575

8	Investors Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Media 7.89%

CSC Holdings LLC (Z)	8.500	06-15-15	$755,000	$819,175

DIRECTV Holdings LLC/DIRECTV Financing
Company, Inc. (Z)	5.875	10-01-19	355,000	408,470

News America, Inc. (Z)	7.750	01-20-24	980,000	1,190,395

Quebecor Media, Inc. (Z)	7.750	03-15-16	95,000	98,088

Regal Cinemas Corp. (Z)	8.625	07-15-19	130,000	139,100

Sirius XM Radio, Inc. (S)(Z)	8.750	04-01-15	2,000,000	2,215,000

SuperMedia, Inc., Escrow Certificates (I)	8.000	11-15-16	2,000,000	0

Time Warner Cable, Inc. (Z)	8.250	04-01-19	375,000	478,707

Videotron Ltee (Z)	6.375	12-15-15	300,000	305,250

WMG Acquisition Corp. (S)(Z)	11.500	10-01-18	685,000	683,288

XM Satellite Radio, Inc. (S)(Z)	13.000	08-01-13	1,650,000	1,876,875

Multiline Retail 1.40%

Macy’s Retail Holdings, Inc. (Z)	7.875	08-15-36	215,000	232,287

Michaels Stores, Inc. (Z)	11.375	11-01-16	1,975,000	2,058,957

Specialty Retail 1.22%

Automotores Gildemeister SA (S)(Z)	8.250	05-24-21	720,000	734,400

Hillman Group, Inc.	10.875	06-01-18	290,000	297,975

Sonic Automotive, Inc. (Z)	9.000	03-15-18	145,000	150,800

Staples, Inc. (Z)	9.750	01-15-14	500,000	577,081

Toys R Us Property Company II LLC	8.500	12-01-17	225,000	237,656

Textiles, Apparel & Luxury Goods 0.36%

PVH Corp. (Z)	7.375	05-15-20	550,000	596,750

Consumer Staples 3.71%				6,100,859

Food Products 1.92%

BFF International, Ltd. (S)(Z)	7.250	01-28-20	1,000,000	1,085,000

Bunge Ltd. Finance Corp. (Z)	5.350	04-15-14	1,015,000	1,070,650

Corp. Pesquera Inca SAC (S)(Z)	9.000	02-10-17	350,000	352,100

Marfrig Holding Europe BV (S)(Z)	8.375	05-09-18	600,000	456,000

TreeHouse Foods, Inc. (Z)	7.750	03-01-18	175,000	188,125

Household Products 0.82%

Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC (S)	9.000	05-15-18	390,000	377,325

Yankee Candle Company, Inc. (Z)	8.500	02-15-15	655,000	668,100

Yankee Candle Company, Inc., Series B (Z)	9.750	02-15-17	315,000	307,125

Personal Products 0.47%

Hypermarcas SA (S)(Z)	6.500	04-20-21	600,000	582,000

Revlon Consumer Products Corp. (Z)	9.750	11-15-15	185,000	198,413

Tobacco 0.50%

Lorillard Tobacco Company (Z)	6.875	05-01-20	720,000	816,021

Energy 14.09%				23,140,556

Energy Equipment & Services 3.91%

Astoria Depositor Corp., Series B (S)	8.144	05-01-21	750,000	652,500

Forbes Energy Services, Ltd. (S)	9.000	06-15-19	295,000	278,775

Gazprom OAO Via RBS AG (S)(Z)	9.625	03-01-13	1,000,000	1,089,000

Inkia Energy, Ltd. (S)	8.375	04-04-21	1,400,000	1,424,612

Offshore Group Investments, Ltd.	11.500	08-01-15	2,180,000	2,376,200

See notes to financial statements	Annual report | Investors Trust	9

		Maturity
	Rate (%)	date	Par value	Value
Energy Equipment & Services (continued)

Offshore Group Investments, Ltd. (S)(Z)	11.500	08-01-15	$295,000	$321,550

Trinidad Drilling, Ltd. (S)(Z)	7.875	01-15-19	265,000	277,588

Oil, Gas & Consumable Fuels 10.18%

Alpha Natural Resources, Inc. (Z)	6.250	06-01-21	740,000	730,750

Arch Coal, Inc. (S)	7.000	06-15-19	260,000	269,100

Arch Coal, Inc. (S)	7.250	06-15-21	470,000	484,100

Devon Energy Corp. (Z)	5.625	01-15-14	1,035,000	1,138,792

EV Energy Partners LP/EV Energy Finance
Corp. (S)(Z)	8.000	04-15-19	405,000	402,975

Linn Energy LLC/Linn Energy Finance Corp. (Z)	8.625	04-15-20	390,000	429,975

McMoRan Exploration Company	11.875	11-15-14	1,100,000	1,166,000

Niska Gas Storage US LLC/Niska Gas Storage
Canada ULC (Z)	8.875	03-15-18	565,000	584,775

OGX Petroleo e Gas Participacoes SA (S)	8.500	06-01-18	1,090,000	1,079,100

Overseas Shipholding Group, Inc. (Z)	8.125	03-30-18	500,000	395,000

Pan American Energy LLC (S)(Z)	7.875	05-07-21	350,000	349,125

Pertamina Persero PT (S)(Z)	5.250	05-23-21	375,000	385,313

Pertamina Persero PT (S)(Z)	6.500	05-27-41	260,000	269,100

Petro-Canada (Z)	9.250	10-15-21	1,000,000	1,384,037

Petroleos Mexicanos (Z)	4.875	03-15-15	1,000,000	1,059,000

Petroleos Mexicanos (Z)	6.000	03-05-20	360,000	400,500

Plains All American Pipeline LP/PAA Finance
Corp. (Z)	6.500	05-01-18	1,000,000	1,161,336

RDS Ultra-Deepwater, Ltd. (S)(Z)	11.875	03-15-17	1,250,000	1,334,375

Regency Energy Partners LP/Regency Energy
Finance Corp. (Z)	9.375	06-01-16	1,140,000	1,265,400

Thermon Industries, Inc.	9.500	05-01-17	1,332,000	1,438,560

Valero Energy Corp. (Z)	4.500	02-01-15	205,000	221,480

Valero Energy Corp. (Z)	6.125	02-01-20	205,000	236,038

W&T Offshore, Inc. (S)	8.500	06-15-19	525,000	535,500

Financials 21.83%				35,849,068

Capital Markets 3.90%

Credit Suisse AG	6.000	02-15-18	2,000,000	2,064,750

Knight Capital Group, Inc. (Z)	3.500	03-15-15	250,000	235,313

Morgan Stanley	3.800	04-29-16	1,000,000	968,629

Morgan Stanley (Z)	6.000	04-28-15	1,000,000	1,054,453

The Goldman Sachs Group, Inc. (Z)	3.625	02-07-16	1,000,000	991,929

The Goldman Sachs Group, Inc. (Z)	6.250	09-01-17	1,000,000	1,082,849

Commercial Banks 5.09%

Banco de Galicia y Buenos Aires (S)(Z)	8.750	05-04-18	410,000	364,490

Bancolombia SA	5.950	06-03-21	560,000	571,200

Barclays Bank PLC (Z)	5.140	10-14-20	1,595,000	1,452,434

GTB Finance B.V. (S)(Z)	7.500	05-19-16	285,000	285,000

National City Bank of Indiana	4.250	07-01-18	2,000,000	1,967,522

State Bank of India/London (S)(Z)	4.500	07-27-15	500,000	508,632

The Chuo Mitsui Trust & Banking Company,
Ltd. (5.506% to 4-15-15, then 3 month
LIBOR + 2.490%) (Q)(S)(Z)	5.506	04-15-15	905,000	932,150

Wachovia Corp.	5.750	02-01-18	2,000,000	2,276,294

10	Investors Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Consumer Finance 0.97%

American Express Credit Corp. (Z)	5.125	08-25-14	$1,000,000	$1,087,243

SLM Corp. (Z)	8.450	06-15-18	485,000	515,169

Diversified Financial Services 4.38%

Alfa Bank OJSC (S)(Z)	7.750	04-28-21	300,000	289,800

Bank of America Corp. (Z)	3.750	07-12-16	2,000,000	1,910,096

Bosphorus Financial Services, Ltd. (P)(S)(Z)	2.086	02-15-12	62,500	62,366

Corp Andina de Fomento (Z)	3.750	01-15-16	690,000	693,144

DTEK Finance BV (S)	9.500	04-28-15	1,000,000	1,001,370

Gruposura Finance (S)(Z)	5.700	05-18-21	440,000	447,260

GTP Acquisition Partners I LLC (S)	7.628	06-15-16	370,000	359,169

JPMorgan Chase & Company (Z)	3.450	03-01-16	2,000,000	2,045,938

Nationstar Mortgage/Nationstar Capital Corp.	10.875	04-01-15	375,000	380,625

Insurance 3.04%

CNA Financial Corp. (Z)	7.350	11-15-19	655,000	723,690

Liberty Mutual Group, Inc. (S)(Z)	7.300	06-15-14	750,000	810,651

Lincoln National Corp. (7.000% to 5-17-16,
then 3 month LIBOR + 2.358%) (Z)	7.000	05-17-66	370,000	347,800

MetLife, Inc.	6.817	08-15-18	2,000,000	2,388,826

Symetra Financial Corp. (8.300% to 10-15-17,
then 3 month LIBOR + 4.177%) (S)(Z)	8.300	10-15-37	520,000	483,600

Willis North America, Inc. (Z)	7.000	09-29-19	215,000	239,311

Investment Companies 0.91%

IPIC GMTN Ltd. (S)	5.500	03-01-22	1,500,000	1,490,250

Real Estate Investment Trusts 1.36%

Dexus Property Group (S)(Z)	7.125	10-15-14	1,000,000	1,108,708

DuPont Fabros Technology LP (Z)	8.500	12-15-17	350,000	374,500

Health Care REIT, Inc. (Z)	6.200	06-01-16	345,000	370,023

Plum Creek Timberlands LP (Z)	5.875	11-15-15	345,000	382,675

Real Estate Management & Development 2.18%

Country Garden Holdings Company (S)	11.125	02-23-18	1,000,000	890,000

Realogy Corp.	11.500	04-15-17	1,095,000	886,950

Realogy Corp.	12.000	04-15-17	1,843,221	1,493,009

Yanlord Land Group, Ltd. (S)(Z)	10.625	03-29-18	375,000	311,250

Health Care 1.31%				2,157,938

Health Care Providers & Services 0.82%

BioScrip, Inc.	10.250	10-01-15	510,000	513,825

Community Health Systems, Inc. (Z)	8.875	07-15-15	50,000	51,188

ExamWorks Group, Inc. (S)	9.000	07-15-19	680,000	654,500

HCA, Inc.	7.500	02-15-22	130,000	132,600

Pharmaceuticals 0.49%

Catalent Pharma Solutions, Inc., PIK	9.500	04-15-15	436,268	434,087

Endo Pharmaceuticals Holdings, Inc. (S)	7.250	01-15-22	345,000	371,738

Industrials 10.38%				17,041,342

Aerospace & Defense 1.39%

Ducommun, Inc. (S)	9.750	07-15-18	160,000	164,800

Embraer Overseas, Ltd. (Z)	6.375	01-15-20	885,000	969,075

See notes to financial statements	Annual report | Investors Trust	11

		Maturity
	Rate (%)	date	Par value	Value
Aerospace & Defense (continued)

Kratos Defense & Security Solutions, Inc. (Z)	10.000	06-01-17	$400,000	$414,000

L-3 Communications Corp. (Z)	6.375	10-15-15	200,000	204,250

TransDigm, Inc.	7.750	12-15-18	495,000	537,075

Airlines 5.25%

America West Airlines 2001-1 Pass Through
Trust (Z)	7.100	04-02-21	433,594	398,906

American Airlines 2011-1 Class B Pass Through
Trust (S)(Z)	7.000	01-31-18	402,326	329,908

Continental Airlines 1999-1 Class A Pass
Through Trust (Z)	6.545	02-02-19	222,631	222,074

Continental Airlines 2000-2 Class B Pass
Through Trust (Z)	8.307	04-02-18	150,489	146,351

Delta Air Lines 2007-1 Class A Pass Through
Trust (Z)	6.821	08-10-22	703,397	710,431

Delta Air Lines, Inc. (S)(Z)	9.500	09-15-14	1,343,000	1,423,580

Delta Air Lines, Inc. (S)(Z)	12.250	03-15-15	410,000	442,800

Global Aviation Holdings, Inc. (H)	14.000	08-15-13	1,289,000	1,005,420

TAM Capital 3, Inc. (S)(Z)	8.375	06-03-21	505,000	512,575

TAM Capital, Inc. (Z)	7.375	04-25-17	860,000	834,200

United Air Lines 2009-1 Pass Through Trust (Z)	10.400	11-01-16	322,738	356,625

United Air Lines 2009-2A Pass Through
Trust (Z)	9.750	01-15-17	635,880	686,750

United Air Lines, Inc. (S)(Z)	12.000	11-01-13	820,000	863,050

United Air Lines, Inc. (Z)	12.750	07-15-12	672,725	696,270

Building Products 0.29%

Euramax International, Inc. (S)	9.500	04-01-16	120,000	102,000

Nortek, Inc. (S)	8.500	04-15-21	235,000	208,563

Voto-Votorantim Overseas Trading Operations
NV (S)(Z)	6.625	09-25-19	160,000	169,200

Commercial Services & Supplies 1.59%

ACCO Brands Corp. (Z)	10.625	03-15-15	615,000	678,038

Avis Budget Car Rental LLC/Avis Budget
Finance, Inc. (Z)	9.625	03-15-18	345,000	360,525

Garda World Security Corp. (S)(Z)	9.750	03-15-17	765,000	776,475

Iron Mountain, Inc. (Z)	8.375	08-15-21	760,000	796,100

Electrical Equipment 0.18%

Coleman Cable, Inc. (Z)	9.000	02-15-18	295,000	292,050

Industrial Conglomerates 0.25%

Hutchison Whampoa International, Ltd. (S)(Z)	4.625	09-11-15	385,000	408,601

Machinery 0.45%

Lonking Holdings, Ltd. (S)(Z)	8.500	06-03-16	505,000	469,650

Thermadyne Holdings Corp.	9.000	12-15-17	260,000	261,300

Marine 0.11%

Navios South American Logistics, Inc./Navios
Logistics Finance U.S., Inc. (S)(Z)	9.250	04-15-19	200,000	176,500

Professional Services 0.06%

Emergency Medical Service Corp. (S)	8.125	06-01-19	100,000	100,000

12	Investors Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Road & Rail 0.81%

RailAmerica, Inc. (Z)	9.250	07-01-17	$448,000	$487,200

Western Express, Inc. (S)(Z)	12.500	04-15-15	1,395,000	837,000

Information Technology 1.37%				2,242,425

Computers & Peripherals 0.34%

Seagate HDD Cayman (S)(Z)	7.000	11-01-21	565,000	553,700

Electronic Equipment, Instruments & Components 0.60%

Freescale Semiconductor, Inc. (S)(Z)	9.250	04-15-18	290,000	313,925

STATS ChipPAC, Ltd. (S)(Z)	7.500	08-12-15	630,000	667,800

IT Services 0.43%

Brightstar Corp. (S)(Z)	9.500	12-01-16	700,000	707,000

Materials 10.25%				16,831,082

Chemicals 1.65%

American Pacific Corp. (Z)	9.000	02-01-15	565,000	545,225

Braskem Finance, Ltd. (S)(Z)	5.750	04-15-21	200,000	200,000

Fufeng Group, Ltd. (S)(Z)	7.625	04-13-16	985,000	856,950

The Dow Chemical Company (Z)	5.900	02-15-15	1,000,000	1,113,818

Construction Materials 0.28%

China Shanshui Cement Group, Ltd. (S)(Z)	8.500	05-25-16	350,000	332,500

Vulcan Materials Company	7.500	06-15-21	120,000	118,503

Containers & Packaging 2.82%

AEP Industries, Inc.	8.250	04-15-19	355,000	350,119

Ball Corp. (Z)	6.750	09-15-20	235,000	253,213

Berry Plastics Corp. (Z)	8.250	11-15-15	770,000	812,350

Berry Plastics Corp.	9.750	01-15-21	500,000	500,000

Cascades, Inc. (Z)	7.875	01-15-20	240,000	234,000

Graphic Packaging International, Inc. (Z)	7.875	10-01-18	236,000	252,520

Graphic Packaging International, Inc. (Z)	9.500	06-15-17	185,000	202,113

Packaging Dynamics Corp. (S)(Z)	8.750	02-01-16	240,000	243,600

Pretium Packaging LLC/Pretium Finance, Inc. (S)	11.500	04-01-16	160,000	156,800

Sealed Air Corp. (S)	8.375	09-15-21	1,500,000	1,623,750

Metals & Mining 4.02%

APERAM (S)(Z)	7.750	04-01-18	300,000	264,000

CSN Islands XI Corp. (S)(Z)	6.875	09-21-19	250,000	270,313

Essar Steel Algoma, Inc. (S)(Z)	9.375	03-15-15	500,000	475,000

Freeport-McMoRan Copper & Gold, Inc. (Z)	8.375	04-01-17	220,000	235,400

Gerdau Holdings, Inc. (S)(Z)	7.000	01-20-20	360,000	384,300

Metinvest BV (S)(Z)	8.750	02-14-18	555,000	527,250

Rain CII Carbon LLC/CII Carbon Corp. (S)	8.000	12-01-18	945,000	963,900

Rio Tinto Finance USA, Ltd. (Z)	7.125	07-15-28	710,000	959,790

Ryerson, Inc. (Z)	12.000	11-01-15	1,000,000	1,020,000

SunCoke Energy, Inc. (S)	7.625	08-01-19	105,000	106,050

Teck Resources, Ltd. (Z)	10.750	05-15-19	240,000	296,400

Vedanta Resources PLC (S)(Z)	8.250	06-07-21	795,000	735,375

Winsway Coking Coal Holding, Ltd. (S)(Z)	8.500	04-08-16	425,000	367,625

See notes to financial statements	Annual report | Investors Trust	13

		Maturity
	Rate (%)	date	Par value	Value
Paper & Forest Products 1.48%

AbitibiBowater, Inc. (S)(Z)	10.250	10-15-18	$719,000	$787,305

Boise Paper Holdings LLC/Boise Co-Issuer
Company (Z)	8.000	04-01-20	515,000	542,038

PE Paper Escrow GmbH (S)(Z)	12.000	08-01-14	95,000	103,075

Sino-Forest Corp. (S)	6.250	10-21-17	2,500,000	825,000

Verso Paper Holdings LLC/Verso Paper, Inc.	8.750	02-01-19	240,000	172,800

Telecommunication Services 9.45%				15,515,757

Communications Equipment 0.15%

Sable International Finance, Ltd. (S)(Z)	7.750	02-15-17	250,000	250,000

Diversified Telecommunication Services 4.14%

Axtel SAB de CV (S)(Z)	7.625	02-01-17	810,000	684,450

Axtel SAB de CV (S)(Z)	9.000	09-22-19	260,000	226,200

BellSouth Telecommunications, Inc. (Z)	6.300	12-15-15	546,543	583,444

Cincinnati Bell, Inc.	8.750	03-15-18	540,000	518,400

Frontier Communications Corp. (Z)	7.125	03-15-19	530,000	535,300

Frontier Communications Corp. (Z)	8.750	04-15-22	435,000	461,100

GXS Worldwide, Inc. (Z)	9.750	06-15-15	430,000	399,900

Intelsat Luxembourg SA (Z)	11.250	02-04-17	1,470,000	1,458,975

Intelsat Luxembourg SA, PIK (S)	11.500	02-04-17	390,000	390,000

Satmex Escrow SA de CV	9.500	05-15-17	404,000	412,080

Telecom Italia Capital SA (Z)	6.175	06-18-14	1,105,000	1,122,889

Wireless Telecommunication Services 5.16%

CC Holdings GS V LLC/Crown Castle GS III
Corp. (S)(Z)	7.750	05-01-17	410,000	443,825

Clearwire Communications LLC (S)(Z)	12.000	12-01-15	1,500,000	1,282,500

Crown Castle Towers LLC (S)(Z)	4.883	08-15-20	750,000	768,934

Nextel Communications, Inc. (Z)	7.375	08-01-15	1,340,000	1,279,700

NII Capital Corp. (Z)	10.000	08-15-16	320,000	360,000

SBA Tower Trust (S)(Z)	5.101	04-15-17	580,000	631,910

Sprint Capital Corp. (Z)	6.900	05-01-19	1,000,000	832,500

Sprint Capital Corp. (Z)	8.375	03-15-12	1,970,000	1,989,700

Sprint Capital Corp. (Z)	8.750	03-15-32	1,065,000	883,950

Utilities 4.02%				6,599,818

Electric Utilities 2.79%

Beaver Valley II Funding (Z)	9.000	06-01-17	468,000	499,379

BVPS II Funding Corp. (Z)	8.890	06-01-17	517,000	562,498

CE Generation LLC (Z)	7.416	12-15-18	493,000	516,418

Centrais Eletricas do Para SA (S)(Z)	10.500	06-03-16	415,000	411,477

Exelon Corp. (Z)	4.900	06-15-15	1,015,000	1,106,756

FPL Energy National Wind LLC (S)(Z)	5.608	03-10-24	230,815	239,090

PNPP II Funding Corp. (Z)	9.120	05-30-16	265,000	288,638

Texas Competitive Electric Holdings Company
LLC (S)	11.500	10-01-20	155,000	133,300

United Maritime Group LLC (Z)	11.750	06-15-15	475,000	479,750

W3A Funding Corp. (Z)	8.090	01-02-17	343,380	343,995

14	Investors Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Independent Power Producers & Energy Traders 0.50%

NRG Energy, Inc. (Z)	7.375	01-15-17	$795,000	$827,794

Multi-Utilities 0.73%

DTE Energy Company (Z)	7.625	05-15-14	1,040,000	1,190,723

Convertible Bonds 1.73% (1.15% of Total Investments)				$2,839,056

(Cost $2,898,799)

Consumer Discretionary 0.46%				748,880

Media 0.46%

XM Satellite Radio, Inc. (S)	7.000	12-01-14	$592,000	748,880

Financials 0.21%				345,488

Real Estate Investment Trusts 0.21%

Corporate Office Properties LP (S)(Z)	4.250	04-15-30	370,000	345,488

Health Care 0.49%				806,250

Health Care Equipment & Supplies 0.49%

NuVasive, Inc. (Z)	2.750	07-01-17	1,000,000	806,250

Industrials 0.29%				477,813

Airlines 0.29%

United Continental Holdings, Inc. (Z)	4.500	06-30-21	550,000	477,813

Materials 0.28%				460,625

Containers & Packaging 0.28%

Owens-Brockway Glass Container, Inc. (S)(Z)	3.000	06-01-15	500,000	460,625

Capital Preferred Securities (a) 0.37% (0.25% of Total Investments)				$616,000

(Cost $700,000)

Financials 0.37%				616,000

Commercial Banks 0.37%

HSBC Finance Capital Trust IX (5.911% to
11-30-15, then 3 month LIBOR + 1.926%) (Z)	5.911	11-30-35	$700,000	616,000

U.S. Government & Agency Obligations 33.95%
(22.55% of Total Investments)				$55,746,446

(Cost $54,933,296)

U.S. Government 9.18%				15,065,084

U.S. Treasury Bonds
Bond	4.375	05-15-41	$390,000	483,358

U.S. Treasury Notes
Note	1.250	09-30-15	2,800,000	2,865,626
Note	2.000	04-30-16	7,000,000	7,365,890
Note	2.125	02-29-16	2,530,000	2,676,464
Note	2.125	08-15-21	1,120,000	1,119,126

U.S. Treasury Strips, PO (Z)	2.907	11-15-30	1,025,000	554,620

U.S. Government Agency 24.77%				40,681,362

Federal Home Loan Mortgage Corp.
30 Yr Pass Thru Ctf	5.000	03-01-41	3,302,428	3,545,775
30 Yr Pass Thru Ctf	6.500	06-01-37	43,373	47,796
30 Yr Pass Thru Ctf	6.500	10-01-37	91,124	100,417
30 Yr Pass Thru Ctf	6.500	11-01-37	193,849	213,617

See notes to financial statements	Annual report | Investors Trust	15

		Maturity
	Rate (%)	date	Par value	Value
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru Ctf	6.500	12-01-37	$84,737	$93,378
30 Yr Pass Thru Ctf	6.500	03-01-38	365,651	403,739

Federal National Mortgage Association
30 Yr Pass Thru Ctf	4.000	08-01-40	6,127,822	6,377,960
30 Yr Pass Thru Ctf	4.000	12-01-40	6,779,648	7,103,004
30 Yr Pass Thru Ctf	4.500	10-01-40	3,994,489	4,252,082
30 Yr Pass Thru Ctf	5.000	02-01-41	530,011	570,329
30 Yr Pass Thru Ctf	5.000	04-01-41	982,324	1,076,082
30 Yr Pass Thru Ctf	5.500	06-01-38	8,554,194	9,318,389
30 Yr Pass Thru Ctf	5.500	08-01-40	379,782	412,760
30 Yr Pass Thru Ctf	6.000	05-01-37	2,147,931	2,360,051
30 Yr Pass Thru Ctf	6.500	07-01-36	778,911	861,355
30 Yr Pass Thru Ctf	6.500	10-01-37	514,131	568,068
30 Yr Pass Thru Ctf	6.500	01-01-39	3,058,562	3,376,560

Foreign Government Obligations 3.97% (2.64% of Total Investments)				$6,519,649

(Cost $6,487,545)

Argentina 1.37%				2,250,400
City of Buenos Aires (S)(Z)	12.500	04-06-15	$1,700,000	1,768,000

Provincia de Neuquen Argentina (S)	7.875	04-26-21	480,000	482,400

Canada 0.47%				775,565
Province of Ontario	3.150	12-15-17	735,000	775,565

Georgia 0.12%				204,000
Republic of Georgia (S)(Z)	6.875	04-12-21	200,000	204,000

Mexico 0.51%				842,535
Government of Mexico
Bond (Z)	5.125	01-15-20	315,000	350,910
Bond (Z)	5.875	02-17-14	450,000	491,625

Peru 0.14%				228,375
Republic of Peru (Z)	7.350	07-21-25	175,000	228,375

Poland 0.61%				995,057
Poland Government International Bond	5.000	03-23-22	1,000,000	995,057

South Korea 0.13%				213,707
Republic of Korea (Z)	4.375	08-10-15	205,000	213,707

United Kingdom 0.62%				1,010,010
City of Kyiv (S)	9.375	07-11-16	1,285,000	1,010,010

Term Loans (M) 1.63% (1.08% of Total Investments)				$2,672,204

(Cost $2,755,790)

Consumer Discretionary 0.54%				878,133
PRIMEDIA, Inc.	7.500	01-12-18	$947,625	878,133

Consumer Staples 0.15%				242,249
Revlon Consumer Products Corp.	4.750	11-17-17	244,388	$242,249

Health Care 0.19%				319,519
National Mentor Holdings, Inc.	7.000	02-09-17	348,250	319,519

Industrials 0.41%				677,303
Delta Air Lines, Inc.	5.500	04-20-17	698,250	677,303

Telecommunication Services 0.34%				555,000
LightSquared LP	12.000	10-01-14	1,000,000	555,000

16	Investors Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Collateralized Mortgage Obligations 6.63%
(4.40% of Total Investments)				$10,886,437

(Cost $10,786,159)

Commercial & Residential 5.86%				9,616,772
American Home Mortgage Assets
Series 2006-6, Class XP IO	2.301	12-25-46	$7,910,084	474,683

American Tower Trust
Series 2007-1A, Class C (S)	5.615	04-15-37	195,000	206,768

Bear Stearns Alt-A Trust
Series 2005-3, Class B2 (P)	2.495	04-25-35	393,093	10,190

Countrywide Alternative Loan Trust
Series 2006-OA12, Class X IO	2.797	09-20-46	41,464,734	2,553,100

First Horizon Alternative Mortgage Securities
Series 2004-AA5, Class B1 (P)	2.326	12-25-34	254,057	28,629

GSR Mortgage Loan Trust
Series 2006-4F, Class 6A1	6.500	05-25-36	2,711,756	1,871,163
Series 2004-9, Class B1 (P)	3.097	08-25-34	766,824	280,786

Harborview Mortgage Loan Trust
Series 2005-8, Class 1X IO	2.299	09-19-35	4,858,574	237,509
Series 2007-3, Class ES IO	0.350	05-19-47	8,255,322	54,485
Series 2007-4, Class ES IO	0.350	07-19-47	10,270,731	55,770
Series 2007-6, Class ES IO (S)	0.342	08-19-37	6,885,867	44,345

IndyMac Index Mortgage Loan Trust
Series 2004-AR13, Class B1	5.296	01-25-35	301,733	25,956
Series 2005-AR18, Class 1X IO	2.156	10-25-36	9,674,074	525,399
Series 2005-AR18, Class 2X IO	1.821	10-25-36	9,099,262	478,166
Series 2005-AR5, Class B1 (P)	2.591	05-25-35	235,654	2,355

Morgan Stanley Capital I
Series 2008-HQ8, Class AM (P)	5.466	03-12-44	995,000	1,020,374

Provident Funding Mortgage Loan Trust
Series 2005-1, Class B1 (P)	2.658	05-25-35	356,122	54,452

WaMu Mortgage Pass Through Certificates
Series 2005-AR1, Class X IO	1.548	01-25-45	13,331,488	623,458
Series 2005-AR4, Class B1 (P)	2.585	04-25-35	1,386,787	282,970
Series 2005-AR6, Class X IO	0.649	04-25-45	8,150,743	409,129
Series 2005-AR8, Class X IO	1.647	07-25-45	7,499,316	377,085

U.S. Government Agency 0.77%				1,269,665

Federal National Mortgage Association
Series 398, Class C3 IO (Z)	4.500	05-25-39	1,372,028	181,004
Series 402, Class 3 IO (Z)	4.000	11-25-39	1,076,766	161,281
Series 402, Class 4 IO (Z)	4.000	10-25-39	1,882,905	275,114
Series 407, Class 15 IO (Z)	5.000	01-25-40	1,490,012	255,930
Series 407, Class 21 IO (Z)	5.000	01-25-39	1,341,455	162,695
Series 407, Class 7 IO (Z)	5.000	03-25-41	1,044,410	191,678
Series 407, Class 8 IO (Z)	5.000	03-25-41	256,013	41,963

Asset Backed Securities 1.59% (1.05% of Total Investments)				$2,603,493

(Cost $2,592,231)

Asset Backed Securities 1.59%				2,603,493

Aircraft Certificate Owner Trust
Series 2003-1A, Class E (S)	7.001	09-20-22	$170,000	148,750

ContiMortgage Home Equity Loan Trust
Series 1995-2, Class A–5	8.100	08-15-25	36,226	35,960

See notes to financial statements	Annual report | Investors Trust	17

		Maturity
	Rate (%)	date	Par value	Value
Asset Backed Securities (continued)

Countrywide Asset-Backed Certificates
Series 2006-3, Class 2A2 (P)	0.425	06-25-36	$863,518	$675,340

Dominos Pizza Master Issuer LLC
Series 2007-1, Class M1 (S) (Z)	7.629	04-25-37	1,000,000	1,020,000

Sonic Capital LLC
Series 2011-1A, Class A2 (S)	5.438	05-20-41	711,000	723,443

			Shares	Value
Common Stocks 1.80% (1.20% of Total Investments)				$2,961,884

(Cost $4,267,052)

Consumer Discretionary 0.46%				762,592

Hotels, Restaurants & Leisure 0.04%

Greektown Superholdings, Inc. (I)			977	71,335

Media 0.42%

Charter Communications, Inc., Class A (I)(Z)			11,505	528,540

Dex One Corp. (I)			20,979	13,051

Vertis Holdings, Inc. (I)			34,015	149,666

Energy 0.31%				504,150

Oil, Gas & Consumable Fuels 0.31%

YPF SA ADR			15,000	504,150

Materials 1.03%				1,695,142

Containers & Packaging 1.03%

Rock-Tenn Company, Class A (Z)			28,639	1,695,142

Preferred Securities (b) 3.15% (2.10% of Total Investments)				$5,180,273

(Cost $5,526,753)

Consumer Discretionary 1.31%				2,156,399

Automobiles 0.13%

General Motors Company, Series B, 4.750% (Z)			5,290	219,851

Hotels, Restaurants & Leisure 0.85%

Greektown Superholdings, Inc., Series A (I)			19,074	1,392,673

Media 0.33%

Nielsen Holdings NV, 6.250%			950,000	543,875

Energy 0.24%				392,974

Oil, Gas & Consumable Fuels 0.24%

Apache Corp., Series D, 6.000% (Z)			6,980	392,974

Financials 1.25%				2,062,400

Commercial Banks 0.64%

Zions Bancorporation, Series E, 11.000% (Q)(Z)			40,000	1,056,800

Real Estate Investment Trusts 0.61%

Public Storage, Inc., Depositary Shares,
Series W, 6.500% (Z)			40,000	1,005,600

Utilities 0.35%				568,500

Electric Utilities 0.35%

PPL Corp., 9.500%			10,000	568,500

18	Investors Trust | Annual report	See notes to financial statements

	Par value	Value

Short-Term Investments 1.13% (0.75% of Total Investments)		$1,855,000

(Cost $1,855,000)

Repurchase Agreement 1.13%		1,855,000

Repurchase Agreement with State Street Corp. dated 10-31-11
at 0.010% to be repurchased at $1,855,001 on 11-1-11,
collateralized by $1,189,000 Federal Home Loan Mortgage Corp.,
0.500% due 8-23-13 (valued at $1,892,363, including interest)	$1,855,000	1,855,000

Total investments (Cost $246,922,622)† 150.51%		$247,159,552

Other assets and liabilities, net (50.51%)		($82,949,638)

Total net assets 100.00%		$164,209,914

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

IO Interest Only Security — (Interest Tranche of Stripped Security). Rate shown is the annualized yield at the end of the period.

LIBOR London Interbank Offered Rate

PIK Payment-in-kind

PO Principal-Only Security — (Principal Tranche of Stripped Security). Rate shown is the annualized yield on date of purchase.

REIT Real Estate Investment Trust

(a) Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.

(b) Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.

(H) Non-income producing — Issuer is in default.

(I) Non-income producing security.

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $65,903,764 or 40.16% of the Fund’s net assets as of 10-31-11.

(Z) A portion of this security is segregated as collateral pursuant to the Committed Facility Agreement. Total collateral value at 10-31-11 was $174,888,593.

† At 10-31-11, the aggregate cost of investment securities for federal income tax purposes was $247,524,010. Net unrealized depreciation aggregated $364,458, of which $13,851,499 related to appreciated investment securities and $14,215,957 related to depreciated investment securities.

The Fund had the following country concentration as a percentage of investments on 10-31-11:

United States	78%
Cayman Islands	4%
Canada	2%
United Kingdom	1%
Mexico	1%
Brazil	1%
Argentina	1%
Luxembourg	1%
Netherlands	1%
Hong Kong	1%
Australia	1%
Switzerland	1%
Peru	1%
China	1%
Other Countries	4%
Short-Term Investments & Other	1%

See notes to financial statements	Annual report | Investors Trust	19

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-11

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $246,922,622)	$247,159,552
Cash	3,962,130
Cash held at broker for futures contracts	126,300
Receivable for investments sold	738,370
Dividends and interest receivable	3,832,912
Other receivables and prepaid expenses	33,335

Total assets	255,852,599

Liabilities

Payable for investments purchased	3,500,487
Committed facility agreement payable (Note 8)	87,700,000
Swap contracts, at value (Note 3)	273,958
Payable for futures variation margin (Note 3)	42,610
Interest payable (Note 8)	9,420
Payable to affiliates
Accounting and legal services fees	1,945
Trustees’ fees	16,652
Other liabilities and accrued expenses	97,613

Total liabilities	91,642,685

Net assets

Paid-in capital	$175,870,923
Undistributed net investment income	1,433,619
Accumulated net realized loss on investments, futures contracts and
foreign currency transactions	(13,069,320)
Net unrealized appreciation (depreciation) on investments, futures
contracts and swap contracts	(25,308)

Net assets	$164,209,914

Net asset value per share
Based on 8,557,999 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$19.19

20	Investors Trust | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-11

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$18,931,440
Dividends	258,870

Total investment income	19,190,310

Expenses

Investment management fees (Note 5)	1,352,248
Accounting and legal services fees (Note 5)	21,564
Transfer agent fees	74,766
Trustees’ fees (Note 5)	53,264
Printing and postage	63,654
Professional fees	125,811
Custodian fees	30,034
Interest expense (Note 8)	992,522
Stock exchange listing fees	23,805
Other	29,554

Total expenses	2,767,222

Net investment income	16,423,088

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(1,611,909)
Futures contracts (Note 3)	(167,217)
Foreign currency transactions	32,193
(1,746,933)
Change in net unrealized appreciation (depreciation) of
Investments	(5,648,438)
Futures contracts (Note 3)	108,605
Swap contracts (Note 3)	(273,958)
(5,813,791)
Net realized and unrealized loss	(7,560,724)

Increase in net assets from operations	$8,862,364

See notes to financial statements	Annual report | Investors Trust	21

F I N A N C I A L S  T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-11	10-31-10
Increase (decrease) in net assets

From operations
Net investment income	$16,423,088	$18,170,832
Net realized gain (loss)	(1,746,933)	880,369
Change in net unrealized appreciation (depreciation)	(5,813,791)	16,096,569

Increase in net assets resulting from operations	8,862,364	35,147,770

Distributions to shareholders
From net investment income	(16,821,934)	(17,506,522)

From Fund share transactions (Note 6)	1,224,095	1,326,215

Total increase (decrease)	(6,735,475)	18,967,463

Net assets

Beginning of year	170,945,389	151,977,926

End of year	$164,209,914	$170,945,389

Undistributed net investment income	$1,433,619	$1,552,131

22	Investors Trust | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of cash flows

This Statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the
year ended
10-31-11
Cash flows from operating activities

Net increase in net assets from operations	$8,862,364
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(121,166,636)
Long-term investments sold	112,260,599
Decrease in short term investments	1,036,000
Net amortization of premium (discount)	265,486
Decrease in dividends and interest receivable	277,083
Decrease in payable for investments purchased	(7,826,257)
Decrease in receivable for investments sold	10,654,251
Increase in cash held at broker for futures contracts	(73,950)
Increase in prepaid assets	(1,738)
Increase in unrealized depreciation of swap contracts	273,958
Increase in payable for futures variation margin	33,133
Decrease in payable to affiliates	(7,980)
Decrease in interest payable	(9,060)
Increase in other liabilities and accrued expenses	21,698
Net change in unrealized (appreciation) depreciation on investments	5,648,438
Net realized loss on investments	1,611,909

Net cash provided by operating activities	$11,859,298

Cash flows from financing activities
Borrowings from credit facility agreement payable	7,700,000
Distributions to common shareholders net of reinvestments	(15,597,839)

Net cash used by financing activities	($7,897,839)

Net increase in cash	$3,961,459

Cash at beginning of period	$671

Cash at end of period	$3,962,130

Supplemental disclosure of cash flow information

Cash paid for interest	$1,001,582

Noncash financing activities not included herein consist of	1,224,095
reinvestment of distributions

See notes to financial statements	Annual report | Investors Trust	23

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES Period ended	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07	12-31-06

Per share operating performance

Net asset value, beginning of year	$20.11	$18.03	$14.51	$19.21	$19.90	$20.04
Net investment income[2]	1.93	2.15	1.70	1.49	1.89	1.74
Net realized and unrealized gain (loss)
on investments	(0.88)	2.00	3.51	(4.80)	(0.72)	(0.07)
Distributions to Auction Preferred
Shares (APS)	—	—	—	(0.19)	(0.55)	(0.50)
Total from investment operations	1.05	4.15	5.21	(3.50)	0.62	1.17
Less distributions to
common shareholders
From net investment income	(1.97)	(2.07)	(1.69)	(1.20)	(1.31)	(1.31)
Net asset value, end of year	$19.19	$20.11	$18.03	$14.51	$19.21	$19.90
Per share market value, end of year	$21.82	$21.13	$17.73	$13.46	$17.01	$19.04
Total return at net asset value (%)[3]	4.90	23.81	39.26	(18.78)[4]	3.73	6.54
Total return at market value (%)[3]	13.52	32.29	47.62	(14.91)[4]	(4.00)	15.41

Ratios and supplemental data

Net assets applicable to common
shares, end of year (in millions)	$164	$171	$152	$121	$160	$164
Ratios (as a percentage of average net
assets):
Expenses (excluding interest expense)	1.04	1.12	1.43	1.42[5]	1.16[6]	1.17[6]
Interest expense (Note 8)	0.58	0.81	1.00	0.83[5]	—	—
Expenses (including interest expense)	1.62	1.93	2.43	2.25[5]	1.16[6]	1.17[6]
Net investment income	9.63	11.33	11.34	9.93[5]	9.55[7]	8.80[7]
Portfolio turnover (%)	45	71	72	37	46	63

Senior securities

Total value of APS outstanding
(in millions)	—	—	—	—	$86	$86
Involuntary liquidation preference per
unit (in thousands)	—	—	—	—	25	25
Average market value per unit
(in thousands)	—	—	—	—	25	25
Asset coverage per unit[8]	—	—	—	—[9]	$71,364	$72,917
Total debt outstanding end of year (in
millions) (Note 8)	$88	$80	$67	$58	—	—
Asset coverage per $1,000 of APS[10]	—	—	—	—	$2,856	$2,910
Asset coverage per $1,000 of debt[11]	$2,871	$3,136	$3,268	$3,090	—	—

24	Investors Trust | Annual report	See notes to financial statements

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.
4 Not annualized.
5 Annualized.
6 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratios of expenses would have been 0.76% and 0.77% for the years ended 12-31-07 and 12-31-06, respectively.
7 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratios of net investment income would have been 6.26% and 5.77% for the years ended 12-31-07 and 12-31-06, respectively.
8 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.
9 In May 2008, the Fund entered into a Committed Facility Agreement with a third-party commercial bank in order to redeem the APS. The redemption of all APS was completed on 6-12-08.
10 Asset coverage equals the total net assets plus APS divided by the APS of the Fund outstanding at period end.
11 Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 8). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a consistent measure of leverage.

See notes to financial statements	Annual report | Investors Trust	25

Notes to financial statements

Note 1 — Organization

John Hancock Investors Trust (the Fund) is a closed-end diversified management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26	Investors Trust | Annual report

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2011, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-11	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Corporate Bonds	$155,279,110	—	$154,698,167	$580,943

Convertible Bonds	2,839,056	—	2,839,056	—
Capital Preferred Securities	616,000	—	616,000	—
U.S. Government &
Agency Obligations	55,746,446	—	55,746,446	—
Foreign Government
Obligations	6,519,649	—	6,519,649	—
Term Loans	2,672,204	—	2,672,204	—
Collateralized Mortgage
Obligations	10,886,437	—	10,831,952	54,485
Asset Backed Securities	2,603,493	—	2,454,743	148,750
Common Stocks	2,961,884	$2,740,883	—	221,001
Preferred Securities	5,180,273	3,243,725	543,875	1,392,673
Short-Term Investments	1,855,000	—	1,855,000	—

Total Investments in
Securities	$247,159,552	$5,984,608	$238,777,092	$2,397,852
Other Financial Instruments
Futures	$11,720	$11,720	—	—
Interest Rate Swaps	($273,958)	—	($273,958)	—

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the year ended October 31, 2011, there were no significant transfers in or out of Level 1 and Level 2 assets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

		COLLATERALIZED
	CORPORATE	MORTGAGE	ASSET BACKED	COMMON	PREFERRED
	BONDS	OBLIGATIONS	SECURITIES	STOCKS	SECURITIES	TOTAL

Balance as of 10-31-10	$637,920	$994,286	—	$108,035	$2,109,179	$3,849,420
Realized gain (loss)	(1,740,012)	(308,307)	—	—	—	(2,048,319)
Change in unrealized
appreciation (depreciation)	1,521,678	307,453	($13,813)	(288,156)	(716,506)	810,656
Purchases	295,200	584	162,563	401,122	—	859,469
Sales	(133,843)	(10,030)	—	—	—	(143,873)
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	—	(929,501)	—	—	—	(929,501)
Balance as of 10-31-11	$580,943	$54,485	$148,750	$221,001	$1,392,673	$2,397,852
Change in unrealized at
period end*	($220,754)	($854)	($13,813)	($288,156)	($716,506)	($1,240,083)

* Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.

Annual report | Investors Trust	27

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Stripped securities. Stripped mortgage backed securities are financial instruments structured to separate principal and interest cash flows so that one class receives the entire principal from the underlying mortgage assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped mortgage backed security. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates. In addition, these securities present additional credit risk such that the Fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s

28	Investors Trust | Annual report

relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $12,269,717 available to offset future net realized capital gains as of October 31, 2011. The following table details the capital loss carryforward available as of October 31, 2011.

CAPITAL LOSS CARRYFORWARD EXPIRING AT OCTOBER 31
2013	2014	2015	2016	2017	2019

$2,727,289	$2,605,424	$1,304,634	$912,660	$2,675,603	$2,044,107

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2011 and October 31, 2010 was as follows:

	OCTOBER 31, 2011	OCTOBER 31, 2010

Ordinary Income	$16,821,934	$17,506,522

As of October 31, 2011, the components of distributable earnings on a tax basis included $1,443,456 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to straddle loss deferrals, tender fees, derivative transactions and amortization and accretion on debt securities.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the Fund’s Statement of assets and liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

Annual report | Investors Trust	29

New accounting pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

The Fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk on over-the-counter derivatives. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the Fund is held by the custodian bank for the benefit of the Fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the Fund is held in a segregated account at the Fund’s custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. As of October 31, 2011, no collateral was posted by the Fund for the benefit of counterparties to over-the-counter derivatives transactions.

Futures. A futures contract is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) is recorded by the Fund.

During the year ended October 31, 2011, the Fund used futures contracts to manage the duration of the portfolio. The following table summarizes the contracts held at October 31, 2011. During the year ended October 31, 2011, the Fund held futures contracts with absolute notional values ranging from $7.1 million to $12.4 million, as measured at each quarter end.

30	Investors Trust | Annual report

					UNREALIZED
OPEN	NUMBER OF			NOTIONAL VALUE	APPRECIATION
CONTRACTS	CONTRACTS	POSITION	EXPIRATION DATE	(USD)	(DEPRECIATION)

U.S. Treasury 30-Year	10	Long	Dec 2011	$1,390,313	$34,809
Bond Futures
U.S. Treasury 10-Year	51	Short	Dec 2011	(6,582,188)	(16,474)
Note Futures
U.S. Treasury 5-Year	27	Short	Dec 2011	(3,310,453)	(6,615)
Note Futures
Total					$11,720

Interest rate swaps. Interest rate swaps represent an agreement between a Fund and counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net interest receivable or payable under the swap contracts on a periodic basis. Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/ depreciation of swap contracts. A termination payment by the counterparty or the Fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by a Fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The Fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the year ended October 31, 2011, the Fund used interest rate swaps in anticipation of rising interest rates. The following table summarizes the interest rate swap contracts held as of October 31, 2011.

	USD	PAYMENTS	PAYMENTS
	NOTIONAL	MADE	RECEIVED	MATURITY	MARKET
COUNTERPARTY	AMOUNT	BY FUND	BY FUND	DATE	VALUE

Morgan Stanley	$22,000,000	1.442500%	3 Month	Aug 2016	($273,958)
Capital Services			LIBOR (a)

(a) At 10-31-11, the 3-month LIBOR rate was 0.42944%.

Interest rate swap positions at October 31, 2011 were entered into on August 5, 2011. No other interest rate swap activity occurred during the year ended October 31, 2011.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at October 31, 2011 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	AND LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate contracts	Payable for futures	Futures	$34,809†	($23,089)†
	variation margin

	Swap contracts at value	Interest rate	—	(273,958)
		swaps

Total			$34,809	($297,047)

† Reflects cumulative appreciation/depreciation of futures as disclosed above. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

Annual report | Investors Trust	31

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2011:

	STATEMENT OF
RISK	OPERATIONS LOCATION	FUTURE CONTRACTS

Interest rate contracts	Net realized gain (loss)	($167,217)
Total		($167,217)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2011:

	STATEMENT OF
	OPERATIONS		SWAP
RISK	LOCATION	FUTURES	CONTRACTS	TOTAL

Interest rate	Change in	$108,605	($273,958)	($165,353)
contracts	unrealized
	appreciation
	(depreciation)
Total		$108,605	($273,958)	($165,353)

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment advisory agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund’s average daily net assets and the value attributed to the committed facility agreement (collectively, managed assets), (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and (d) 0.300% of the Fund’s average daily managed assets in excess of $300,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly MFC Global Investment Management (U.S.), LLC), an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended October 31, 2011 were equivalent to an annual effective rate of 0.53% of the Fund’s average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for its expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of fund tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended October 31, 2011 amounted to an annual rate of 0.01% of the Fund’s average daily managed assets.

32	Investors Trust | Annual report

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

Note 6 — Fund share transactions

Transactions in Fund shares for the year ended October 31, 2011 and for the year ended October 31, 2010 were as follows:

	Year ended 10-31-11		Year ended 10-31-10
	Shares	Amount	Shares	Amount
Distributions reinvested	59,392	$1,224,095	67,824	$1,326,215

Note 7 — Leverage risk

The Fund utilizes a Committed Facility Agreement to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the credit facility and have the potential to benefit or be disadvantaged from the use of leverage. The Adviser’s fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit facility

• increased operating costs, which may reduce the Fund’s total return

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

• the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

Note 8 — Committed Facility Agreement

The Fund has entered into a Committed Facility Agreement (CFA) with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $91 million and to invest the borrowings in accordance with its investment practices. Prior to April 29, 2011, the Fund could borrow up to $80 million under the CFA.

Annual report | Investors Trust	33

Borrowings under the CFA are secured by the assets of the Fund as disclosed in the Fund’s investments. Interest charged is at the rate of one-month LIBOR plus 0.70% and is payable monthly. Under the terms of the CFA, the Fund also paid a one time arrangement fee of 0.25% of the maximum commitment financing, which was accrued and paid over the first year of the CFA. The Fund also pays a commitment fee of 0.60% per annum on the unused portion of the commitment. Prior to April 29, 2011, the interest rate was one-month LIBOR plus 0.95% and the commitment fee was 0.70% per annum on the unused portion of the commitment. The arrangement fee and commitment fee for the year ended October 31, 2011 totaled $92,223 and $11,275, respectively, and are included in the interest expense in the Statement of operations. As of October 31, 2011, the Fund had borrowings of $87,700,000 at an interest rate of 0.95%, which are reflected on the Statement of assets and liabilities. During the year ended October 31, 2011, the average borrowing under the CFA and the effective average interest rate were $83,752,055 and 1.05%, respectively.

The Fund may terminate the agreement with 30 days’ notice. In addition, if certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or a facility termination event, BNP is required to provide the Fund with 360 days’ notice prior to terminating or amending the CFA.

The Fund has an agreement with BNP that allows BNP to borrow a portion of the pledged collateral (Lent Securities) in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the Fund to BNP and (ii) thirty-three and one-third percent of the Fund’s total assets. The Fund can designate any security within the pledged collateral as ineligible to be a Lent Security and can recall any of the Lent Securities. The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Lent Securities against the current borrowings under the CFA in the event that BNP fails to timely return the Lent Securities and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices. There has been no lending activity under this agreement during year ended October 31, 2011.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, aggregated $105,619,950 and $74,645,132, respectively, for the year ended October 31, 2011. Purchases and sales of U.S. Treasury obligations aggregated $15,546,686 and $37,615,467, respectively, for the year ended October 31, 2011.

34	Investors Trust | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Investors Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Investors Trust (the “Fund”) at October 31, 2011, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2011 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22, 2011

Annual report | Investors Trust	35

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year end October 31, 2011.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2011, the Fund designates the maximum amount allowable for the corporate dividends-received deduction.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

Eligible shareholders will be mailed a 2011 Form 1099-DIV in early 2012. This Form will reflect the tax character of all distributions for calendar year 2011.

36	Investors Trust | Annual report

Additional information

Unaudited

Investment objective and policy

The Fund is a closed-end diversified management investment company, common shares of which were initially offered to the public on January 29, 1971 and are publicly traded on the NYSE. The Fund’s primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the Fund’s assets are invested in a diversified portfolio of debt securities, some of which may carry equity features. Up to 50% of the value of the Fund’s assets may be invested in restricted securities acquired through direct placement. The Fund may also invest in repurchase agreements.

On March 9, 2011, the Board of Trustees amended the Fund’s investment policy regarding the use of reverse repurchase agreement transactions. The new policy provides the following:

Reverse repurchase agreements. The Fund may engage in reverse repurchase agreement transactions to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”), and related guidance of the Securities and Exchange Commission and its staff. The Fund intends to use reverse repurchase agreements to obtain investment leverage either alone and/or in combination with other forms of investment leverage. The Fund may also use reverse repurchase agreement transactions for temporary or emergency purposes. In a reverse repurchase agreement transaction, the Fund temporarily transfers possession of a portfolio instrument to another party in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. The value of the portfolio securities transferred may substantially exceed the purchase price received by the Fund under the reverse repurchase agreement transaction and, during the life of the reverse repurchase agreement transaction, the Fund may be required to transfer additional securities if the market value of those securities initially transferred declines. In engaging in a reverse repurchase transaction, the Fund may transfer (“sell”) any of its portfolio securities to a broker-dealer, bank or another financial institution counterparty as determined by the Adviser to be appropriate. In accordance with guidance from the SEC and its staff from time to time in effect, the Fund will earmark or segregate liquid assets equal to repayment obligations under the reverse repurchase agreements.

Reverse repurchase agreement risks. Reverse repurchase agreement transactions involve the risk that the market value of the securities that the Fund is obligated to repurchase under such agreements may decline below the repurchase price. Any fluctuations in the market value of either the securities transferred to the other party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets, thereby potentially increasing fluctuations in the market value of the Fund’s assets. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds received under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

On March 9, 2011, the Board of Trustees also approved certain other investment policy changes, as summarized below:

(i) investment policy stating that “The Fund may also purchase preferred stock and may acquire common stock through the exercise of conversion or exchange rights acquired in connection with other securities owned by the Fund.” was replaced with the following: “The Fund may also purchase preferred securities and may acquire common stock through the exercise of conversion or exchange rights acquired in connection with other securities owned by the Fund.”;

Annual report | Investors Trust	37

(ii) investment policy stating that “The Fund will not acquire any additional preferred or common stock if as a result of that acquisition the value of all preferred and common stocks in the Fund’s portfolio would exceed 20% of its total assets.” was replaced with the following: “The Fund will not acquire any additional preferred securities or common stock if as a result of that acquisition the value of all preferred securities and common stocks in the Fund’s portfolio would exceed 20% of its total assets.”; and

(iii) investment policy stating that “The Fund may also purchase income producing securities which are convertible into or come with rights to purchase preferred and common stocks.” was replaced with the following: “The Fund may also purchase income producing securities which are convertible into or come with rights to purchase preferred securities and common stocks.”

On September 13, 2011, the Board of Trustees amended the Fund’s investment policy relating to investments in U.S. dollar-denominated foreign securities. Under the revised policy, the Fund is permitted to invest up to 30% of its total assets in securities that are denominated in foreign currencies. In addition, the Board adopted an investment policy to permit the Fund to use forward foreign currency contracts to hedge the currency risk of these foreign currency denominated securities. The new policy provides the following:

Forward foreign currency contracts. The Fund may enter into forward foreign currency contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies, or as a substitute for the purchase or sale of currency for hedging purposes. The foreign currency transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currencies prevailing in the foreign exchange market. Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables for payables of the Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser or the Subadviser.

Risks related to investments in foreign currencies and forward foreign currency contracts. The Fund’s investment in foreign securities that are payable in foreign currencies and forward foreign currency contracts will subject the Fund to currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s investments. Currency risk includes both the risk that currencies in which the Fund’s investment are traded, or currencies in which the Fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

Dividends and distributions

During the year ended October 31, 2011, distributions from net investment income totaling $1.9741 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

38	Investors Trust | Annual report

INCOME
PAYMENT DATE	DIVIDEND

December 31, 2010	$0.5054

March 31, 2011	0.4642

June 30, 2011	0.4964

September 30, 2011	0.5081

Total	$1.9741

Dividend reinvestment plan

The Board of Trustees approved certain amendments to the Fund’s Dividend Reinvestment Plan. The Dividend Reinvestment Plan that is in effect as of July 1, 2011 is described below.

The Fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by The Bank of New York Mellon (the Plan Agent). Every shareholder holding at least one full share of the Fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the Fund after June 30, 2011 and holds at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in common shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s net asset value per share (NAV), the Fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the New York Stock Exchange (the NYSE) or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your stockbroker, you will need to request that the Plan Agent electronically transfer your shares to your stockbroker through the Direct Registration System.

Annual report | Investors Trust	39

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.

All correspondence or additional information about the Plan should be directed to The Bank of New York Mellon, c/o BNY Mellon Shareowner Services, c/o Mellon Investor Services, P.O. Box 358035, Pittsburgh, PA 15252-8035 (Telephone: 1-800-852-0218 (within the U.S. and Canada), 1-201-680-6578 (International Telephone Inquiries), and 1-800-231-5469 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

40	Investors Trust | Annual report

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Investors Trust (the Fund) met in-person on May 1–3 and June 5–7, 2011 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) among the Adviser, Manulife Asset Management (US) LLC (the Subadviser) and the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

The Board consists of eleven individuals, nine of whom are Independent Trustees. Independent Trustees are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have hired independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairperson. The Board has established four standing committees that are composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts/Operations Committee. Additionally, Investment Performance Committee A is a standing committee of the Board that is composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A oversees and monitors matters relating to the investment performance of the Fund. The Board has also designated an Independent Trustee as Vice Chairperson to serve in the absence of the Chairperson. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 1–3, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Morningstar, Inc. (Morningstar) on Fund fees and expenses, and the investment performance of the Fund. This Fund information is assembled in a format that permits comparison with similar information from a Peer Group, as determined by Morningstar, and with the Fund’s benchmark index. The Peer Group represents funds that invest similarly to the way the Fund invests and funds of similar size, excluding passively managed funds and funds-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadviser or their affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as institutional clients and other investment companies, having similar investment mandates, as well as the performance of

Annual report | Investors Trust	41

those other clients and a comparison of the services provided to those other clients and the services provided to the Fund; (c) the impact of economies of scale; (d) a summary of aggregate amounts paid by the Fund to the Adviser; and (e) sales and redemption data regarding the Fund’s shares.

At an in-person meeting held on May 1–3, 2011, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 1–3, 2011 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 5–7, 2011, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement between the Adviser and the Fund and the Subadvisory Agreement among the Fund, the Adviser and the Subadviser, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as payments made to and by the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulation, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and considered the Adviser’s and its affiliate’s policies and procedures for assuring compliance with applicable laws and regulations.

42	Investors Trust | Annual report

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and the services they provide to other clients. For other clients that are not closed-end funds, the differences in services relate to the more burdensome regulatory and legal obligations of closed-end funds, the enhanced management and oversight arising from the public trading of Fund shares on an exchange and the generally higher turnover of closed-end fund portfolio holdings. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Morningstar, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Morningstar data that was prepared by the Adviser, which analyzed various factors that may affect the Morningstar rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Morningstar Peer Group as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Morningstar to select the funds in the Peer Group. The Board also considered updated performance information provided by the Adviser at its May and June 2011 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund (based on net asset value) over certain time periods ended December 31, 2010 and that of its Peer Group and benchmark index over the same periods:

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Investors Trust	21.00%	12.69%	9.58%	8.37%
Intermediate-Term Bond	15.21%	9.67%	8.31%	7.50%
Peer Group Median

BarCap US Agg Bond TR Index	6.54%	5.90%	5.80%	5.84%

The Board noted that the Fund’s performance compared favorably to the median performance of its Peer Group and its benchmark index’s performance for all periods shown.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Peer Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other clients with similar investment mandates, including separately managed institutional accounts.

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g.,

Annual report | Investors Trust	43

fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after adjusting for interest expense relating to leverage (Net Expense Ratio (Excluding Leverage Expense)). The Gross Expense Ratio is based on common assets and includes interest expense and the Net Expense Ratio is based on common assets but excludes interest expense. The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio (Excluding Leverage Expense) of the Fund to that of the Peer Group median. As part of its analysis, the Board reviewed the Adviser’s methodology in allocating its costs to the management of the Fund and the Fund complex.

The Board noted that the Fund’s advisory fee ratio was three basis points above the Peer Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios contained in the Fund’s financial statements in relation with the Fund’s Peer Group median provided by Morningstar in April 2011:

	FUND	PEER GROUP MEDIAN

Advisory Fee Ratio	0.80%	0.77%
Gross Expense Ratio	1.93%	1.53%
Net Expense Ratio	1.12%	1.14%
(Excluding Leverage Expense)

The Board was aware that the Peer Group includes both unleveraged funds, funds with varying amounts of leverage and funds that use borrowing and preferred stocks as leverage; that the Peer Group comparison shows advisory fees and expense ratios as percentages of assets attributable to common shares rather than total managed assets; and that the Fund’s fees and expenses are higher than funds in the Peer Group with lower levels of leverage or funds that leverage with preferred stocks. The Board also reviewed comparative information which adjusted expenses of the Fund and the Peer Group for the cost of leverage or interest expense and the Fund compared favorably to peers in this analysis.

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the year ended December 31, 2009. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board considered the profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered the assumptions and methodology for allocating expenses in the Subadviser’s profitability analysis.

44	Investors Trust | Annual report

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase. Possible changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale (e.g., through the use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. To ensure that any economies are reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the contractual advisory fee rate.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board unanimously approved the continuation of the Advisory Agreement between the Adviser and the Fund for an additional one-year term. The Subadvisory Agreement among the Fund, the Adviser and the Subadviser was also approved for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their ongoing regular review of Fund performance and operations throughout the year.

Annual report | Investors Trust	45

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven R. Pruchansky, Born: 1944	2005	46

Chairman (since January 2011); Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000);
Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

James F. Carlin, Born: 1940	2005	46

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance
Agency, Inc. (since 1995); Chairman and Chief Executive Officer, CIMCO, LLC (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	2005	46

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson, Born: 1952	2008	46

President, Cambridge College, Cambridge, Massachusetts (since May 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–May 2011); Board of Directors of Eastern Bank
Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001);
Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of Boston
Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Charles L. Ladner,[2,3] Born: 1938	2004	46

Vice Chairman (since March 2011); Chairman and Trustee, Dunwoody Village, Inc. (retirement services)
(since 2008); Director, Philadelphia Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(Cooperating Association, National Park Service) (until 2005).

46	Investors Trust | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Stanley Martin,[2] Born: 1947	2008	46

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore,[2] Born: 1939	1996	46

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Patti McGill Peterson,[2] Born: 1943	1996	46

Presidential Advisor for Global Initiatives, American Council on Education (since 2011); Chairperson of the Board of the Trust (during 2009 and 2010); Principal, PMP Globalinc (consulting) (2007–2011);
Senior Associate, Institute for Higher Education Policy (2007–2011); Executive Director, CIES
(international education agency) (until 2007); Vice President, Institute of International Education (until
2007); Former President Wells College, St. Lawrence University and the Association of Colleges and
Universities of the State of New York. Director of the following: Mutual Fund Directors Forum (since
2011); Niagara Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997);
ONBANK (until 1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison
(since 2007); Ford Foundation, International Fellowships Program (until 2007); UNCF, International
Development Partnerships (until 2005); Roth Endowment (since 2002); Council for International
Educational Exchange (since 2003).

Gregory A. Russo, Born: 1949	2008	46

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[4]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie, Born: 1959	2010	46

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior
Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

Annual report | Investors Trust	47

Non-Independent Trustees4 (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	46

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees
Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
John Hancock Asset Management a division of Manulife Asset Management (US) LLC (since 2005);
Director, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock retail funds (since 2005); Member, Investment Company Institute Sales
Force Marketing Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock
Variable Insurance Trust (since 2006); Senior Vice President, Product Management and Development,
John Hancock Funds, LLC (until 2009).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal
Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual
Select Funds and MassMutual Premier Funds (2004–2006).

48	Investors Trust | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock closed-end funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since
October 2010) and (2007–2009); Assistant Treasurer, John Hancock retail funds (2007–2009);
Assistant Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management
Research Company (2005–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Member of the Audit Committee.

3 Mr. Ladner’s term of office will end when he retires as a Trustee on 12-31-11.

4 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

Annual report | Investors Trust	49

More information

Trustees	Officers	Investment adviser
Steven R. Pruchansky	Keith F. Hartstein	John Hancock Advisers, LLC
Chairman	President and
James F. Carlin	Chief Executive Officer	Subadviser
William H. Cunningham		John Hancock Asset Management
Deborah C. Jackson	Andrew G. Arnott	a division of Manulife Asset
Charles L. Ladner*	Senior Vice President	Management (US) LLC
Vice Chairman	and Chief Operating Officer
Custodian
Stanley Martin*	Thomas M. Kinzler	State Street Bank and
Hugh McHaffie†	Secretary and Chief Legal Officer	Trust Company
Dr. John A. Moore*
Patti McGill Peterson*	Francis V. Knox, Jr.	Transfer agent
Gregory A. Russo	Chief Compliance Officer	Mellon Investor Services
John G. Vrysen†
*Member of the	Charles A. Rizzo	Legal counsel
Audit Committee	Chief Financial Officer	K&L Gates LLP
†Non-Independent Trustee
	Salvatore Schiavone	Independent registered
	Treasurer	public accounting firm
PricewaterhouseCoopers LLP

Stock symbol
Listed New York Stock
Exchange: JHI

For shareholder assistance refer to page 40

You can also contact us:
	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

50	Investors Trust | Annual report

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P500A 10/11
12/11

ITEM 2. CODE OF ETHICS.

As of the end of the year, October 31, 2011, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $43,714 for the fiscal year ended October 31, 2011 and $36,410 for the fiscal year ended October 31, 2010. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit-related fees amounted to $15,000 for the fiscal year ended October 31, 2011 and $0 for the fiscal year ended October 31, 2010 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").The nature of the services comprising the audit-related services was related to the performance of agreed upon procedures relating to the registrant’s committed facility agreement.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,107 for the fiscal year ended October 31, 2011 and $2,959 for the fiscal year ended October 31, 2010. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $73 for the fiscal year ended October 31, 2011 and $20,020 for the fiscal year ended October 31, 2010 billed to the registrant for products and services provided by the principal accountant. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2011, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,674,958 for the fiscal year ended October 31, 2011 and $3,086,768 for the fiscal year ended October 31, 2010.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. As of October 31, 2011, the members of the audit committee were as follows:

Stanley Martin - Chairman
Dr. John A. Moore
Charles L. Ladner
Patti McGill Peterson

Effective January 1, 2012, the members of the audit committee are as follows:

Stanley Martin - Chairman
Dr. John A. Moore
Patti McGill Peterson
James F. Carlin

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies and Fund ownership

Below is an alphabetical list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2011.

Barry H. Evans, CFA
President, Chief Fixed Income Officer and Chief Operating Officer, John Hancock
Asset Management since 2005
Senior Vice President, Chief Fixed Income Officer and Chief Operating Officer, John Hancock
Advisers LLC (1986–2005)
Began business career in 1986
Joined Fund team in 2002
Fund ownership — $10,001–$50,000

Jeffrey N. Given, CFA
Vice President, John Hancock Asset Management since 2005
Second Vice President, John Hancock Advisers LLC (1993–2005)
Began business career in 1993
Joined Fund team in 1999
Fund ownership — $1–$10,000

John F. Iles
Vice President, John Hancock Asset Management since 2005
Vice President, John Hancock Advisers LLC (1999–2005)
Began business career in 1984
Joined Fund team in 2005
Fund ownership — None

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2011. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
Barry H. Evans, CFA	Other Investment Companies: 8 accounts with assets of
approximately $12.0 billion.
Other Pooled Investment Vehicles: None
Other Accounts: 27 accounts with assets of
approximately $326 million.

Jeffrey N. Given, CFA	Other Investment Companies: 14 accounts with assets of
approximately $11.6 billion.
Other Pooled Investment Vehicles: 4 accounts with assets of
approximately $279.7 million.
Other Accounts: 8 accounts with assets of
approximately $2.3 billion.

John F. Iles	Other Investment Companies: 6 accounts with assets of
approximately $6.8 billion.
Other Pooled Investment Vehicles: 13 account with assets of
approximately $3.2 billion.
Other Accounts: 2 accounts with assets of
approximately $552.0 million.

Neither the Adviser nor the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above except for one Other account with total assets of approximately $245.1 million managed by Mr. Iles, for which the Subadviser receives a performance-based fee.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the

Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

• Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

• The Profitability of the Subadviser: The profitability of the Subadviser and its parent company are also considered in determining bonus awards.

• Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Subadviser also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investors Trust

By:	/s/ Keith F. Hartstein
------------------------------
Keith F. Hartstein
President and
Chief Executive Officer

Date:	December 13, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keith F. Hartstein
-------------------------------
Keith F. Hartstein
President and
Chief Executive Officer

Date:	December 13, 2011

By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	December 13, 2011